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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 5, 2004

                           ALLIS-CHALMERS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        1-2199                                          39-0126090
(Commission File Number)                    (I.R.S. Employer Identification No.)

                5075 WESTHEIMER, SUITE 890, HOUSTON, TEXAS 77056
               (Address of Principal Executive Offices) (Zip Code)

                                 (713) 369-0550
              (Registrant's Telephone Number, Including Area Code)

                  7660 WOODWAY, SUITE 200, HOUSTON, TEXAS 77063
         (Former Name of Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 5, 2004, the Audit Committee of the Board of Directors of Allis-Chalmers Corporation (the "Company") dismissed Gordon, Hughes & Banks, LLP as its independent principal accountant and engaged UHY Mann Frankfort Stein & Lipp, LLP as its independent principal accountant to review the Company's financial statements beginning with the quarter ending September 30, 2004 and to audit the Company's financial statement for the year ending December 31, 2004.

The reports of Gordon, Hughes & Banks, LLP on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except as follows: in its Independent Auditor's Report dated March 4, 2003, relating to the financial statements of the Company for the year ended December 31, 2002, Gordon, Hughes & Banks, LLP qualified its opinion on the Company's financial statements with the assumption that the Company would continue as a going concern. The basis for the "going concern" exception was the potential inability of the Company to refinance its bank debt which totaled approximately $14.2 million on March 31, 2003, and was subject to repayment on June 30, 2003. The Company refinanced this debt prior to June 30, 2003.

During the Company's two most recent fiscal years and through the date hereof, there have been no disagreements with Gordon, Hughes & Banks, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gordon, Hughes & Banks, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Company's two most recent fiscal years and through the date hereof, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Gordon, Hughes & Banks, LLP has indicated to the Registrant that it concurs with the foregoing statements as they relate to Gordon, Hughes & Banks, LLP and has furnished a letter to the Securities and Exchange Commission to this effect. A copy of this letter is attached to this Form 8-K as Exhibit 16.1.

During the Company's two most recent fiscal years and through the date hereof, the Registrant has not consulted UHY Mann Frankfort Stein & Lipp, LLP regarding
(ii) the application of accounting principles to a specified transaction (completed or proposed), (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this Item or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired: None

         (b) Pro forma financial information: None

         (c) Exhibits:

                  16.1 Letter from Gordon, Hughes & Banks, LLP to the Securities and Exchange Commission.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ALLIS-CHALMERS CORPORATION

                                                 By: /s/ Victor M. Perez
                                                     -------------------------
                                                     Victor M. Perez
                                                     Chief Financial Officer
Date: October 6, 2004


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                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

16.1 Letter from Gordon, Hughes & Banks, LLP to the Securities and Exchange Commission.